UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04391

Old Mutual Funds II
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

William H. Rheiner, Esq.	Andra C. Ozols, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 600
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8082	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2010, originally filed with the Securities and Exchange Commission (“SEC”) on June 2, 2010 (Accession Number 0000775180-10-000032), to amend Item 1, “Reports to Stockholders.” The purpose of the amendment is to correct (1) average annual 1-year and since inception total returns for the Old Mutual Cash Reserves Fund’s (the “Fund”) Institutional Class shares as presented in the Fund’s Performance and Portfolio Summary, and (2) 2008, 2009 and 2010 total returns for the Fund’s Institutional Class shares as presented in the Fund’s Financial Highlights.

Items 2 through 11 to this Form N-CSR are incorporated by reference to the Form N-CSR filed with the SEC on June 2, 2010 (Accession Number 0000775180-10-000032).

Item 1.	Reports to Stockholders.

Old Mutual Funds II
Old Mutual Cash Reserves Fund
Supplement dated July 23, 2010 to the Annual Report dated March 31, 2010

This Supplement provides additional information beyond that contained in the Annual Report and should be read in conjunction with the Annual Report.

The following replaces in its entirety the Old Mutual Cash Reserves Fund’s Institutional Class shares’ Average Annual Total Returns as of March 31, 2010 as presented in the table on page 67 of the Annual Report:

			Annualized
	Inception	1 Year	Inception
	Date	Return	To Date
Institutional Class	06/04/07	0.10%	1.74%

The following replaces in its entirety the Old Mutual Cash Reserves Fund’s Institutional Class shares’ Total Returns as presented in the table on page 115 of the Annual Report:

Total Return†9
Institutional Class
2010	0.10%
2009	1.50%
20087	3.35%

†
Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

7	Institutional Class shares commenced operations on June 4, 2007.
9	Total return has been revised to present a corrected calculation.

Items 12.	Exhibits.

(a)(1)	Filed as an attachment to Form N-CSR filed with the SEC on June 2, 2010 (Accession Number 0000775180-10-000032).

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS II

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	July 23, 2010

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	July 23, 2010